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                                                                Exhibit 10.h
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                              THE FIRST YEARS INC.

                      1993 STOCK OPTION PLAN FOR DIRECTORS
                       (as amended through March 19, 1998)


     1. PURPOSE

     The purpose of this 1993 Stock Option Plan for Directors (the "Plan") is to advance the interests of The First Years Inc. (the "Company"), formerly Kiddie Products, Inc., by enhancing the ability of the Company to attract and retain directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's common stock (the "Stock").


     2. ADMINISTRATION

     The Plan shall be administered by a committee (the "Committee") of the Board of Directors (the "Board") of the Company designated by the Board for that purpose. Unless and until a Committee is appointed the Plan shall be administered by the entire Board, and references in the Plan to the "Committee" shall be deemed references to the Board. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to issue options granted in accordance with the formula set forth in this Plan to such directors as are eligible to receive options; (b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties.


     3. EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on the date on which the Plan is approved by the Board of Directors of the Company, subject to approval by the stockholders of the Company. No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options previously granted may extend beyond that date.





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     4. SHARES SUBJECT TO THE PLAN

     (a) NUMBER OF SHARES. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 130,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a). If any Stock purchased on exercise of an Option is paid for through the delivery of shares of Stock or if shares of Stock are held back by the Company, or delivered to the Company, to satisfy a tax withholding requirement on an Award, the number of shares of Stock delivered to or held back by the Company shall be available for future grants.

     (b) SHARES TO BE DELIVERED. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

     (c) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, after the effective date of the Plan, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.


     5. ELIGIBILITY FOR OPTIONS

     Directors eligible to receive options ("Eligible Directors") shall be those directors of the Company who are not employees of the Company or of any subsidiary of the Company; PROVIDED THAT the Committee may in its discretion choose to designate as an Eligible Director, for some or all purposes of this Plan, a director of a subsidiary of the Company, whether or not employed by the Company or a subsidiary.


     6. TERMS AND CONDITIONS OF OPTIONS

     (a) NUMBER OF OPTIONS.





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     Each Eligible Director, upon his or her election to the Board, shall be awarded an option covering 10,000 shares of Stock, which will become fully vested in three equal annual installments commencing on the first anniversary of such election. On the date of each annual meeting, following the election of directors, each Eligible Director who served on the Board for the entire previous twelve months shall be awarded an option covering 3,000 shares of Stock; each Eligible Director who did not serve on the Board for the entire previous twelve months shall be awarded an option covering a pro-rated number of shares of Stock equal to 250 multiplied by the number of months served on the Board during the previous twelve months. The options awarded under this paragraph (a)(i) shall be collectively referred to as the "Formula Options."


     (ii) The Committee shall also have the authority under the Plan to award options to purchase stock to Eligible Directors in such amounts and on such terms not inconsistent with this Plan as it shall determine at the time of the award. The options awarded under this paragraph (a)(ii) shall be collectively referred to as the "Discretionary Options."

     (b) EXERCISE PRICE. The exercise price of each option shall be 100% of the fair market value per share of the Stock at the time the option is granted. In no event, however, shall the option price be less, in the case of an original issue of authorized stock, than par value per share. For purposes of this paragraph, (A) the fair market value of a share of Stock on any date shall be the Closing Price on such day or, if there was no Closing Price on such day, the latest day prior thereto on which there was a Closing Price; and (B) the "Closing Price" of the Stock on any business day will be the last sale price as reported on the principal market on which the Stock is traded or, if no last sale is reported, then the mean between the highest bid and lowest asked prices on that day.

     (c) DURATION OF OPTIONS. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years from the date the option was granted.

     (d) EXERCISE OF OPTIONS.

     (1) Each Formula Option shall become exercisable to the full extent of all shares covered thereby immediately upon the date of the grant; provided, however, that the options covering 10,000 shares of Stock awarded upon an Eligible Director's initial election shall become exercisable in three equal annual installments commencing on the first anniversary of such election.




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     (2)  Each Discretionary Option shall become exercisable at such time or times as the Committee shall determine.


     (3) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documentation required by the Committee and (ii) payment in full for the number of shares for which the option is exercised.

     (4) The Committee shall withhold from the number of shares otherwise issuable to the individual upon exercise a number of shares with a fair market value equal to any federal, state, or local withholding tax requirements due upon the exercise of the option.

     (5) If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

     (e) PAYMENT FOR AND DELIVERY OF STOCK. Stock purchased under the Plan shall be paid for as follows: (i) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, (ii) through the delivery of shares of Stock (which, in the case of shares of Stock acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or
(iv) by any combination of the permissible forms of payment; PROVIDED, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check or promissory note of the option holder.

     An option holder shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in




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connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.


     (f) NONTRANSFERABILITY OF OPTIONS. Except as otherwise specified by the Committee, no option may be transferred other than by will, by the laws of descent and distribution, or to immediate family members as defined in Rule 16a-1(e) under the Securities Exchange Act of 1934, to a trust for the benefit of immediate family members, or to partnerships and corporations whose sole equity owners are immediate family members, and during a director's lifetime an option may be exercised only by him or her, or by a valid transferee under this
Section 6(f).

     (g) DEATH. Upon the death of any Eligible Director granted options under this Plan, unless the Committee determines otherwise, all options not then exercisable shall terminate. All options held by the director that are exercisable immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within one year after the director's death (subject, however, to the limitations of Section 6(c) regarding the maximum exercise period for such option). After completion of that one-year period, such options shall terminate to the extent not previously exercised.

     (h) OTHER TERMINATION OF STATUS OF DIRECTOR. Except as the Committee may otherwise specify, if a director's service with the Company terminates for any reason other than death, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of one year (subject to Section 6(c)). After completion of that one year period, such options shall terminate to the extent not previously exercised, expired or terminated.

     (i) MERGERS, ETC. In the event of a consolidation or merger in which the Company is not the surviving corporation (other than a consolidation or merger in which the holders of Stock of the Company acquire a majority of the voting stock of the surviving corporation) or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of a sale or transfer of substantially all of the Company's assets or a dissolution or liquidation of the Company, all options hereunder will terminate; PROVIDED, that 20 days prior to the effective date of any such




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merger, consolidation, sale, dissolution, or liquidation, all options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable.


     Notwithstanding the foregoing, in the event that a transaction covered by this Section 6(i) is a merger or consolidation intended to qualify as a pooling of interests for accounting purposes, then the acquiring or surviving corporation shall assume, or otherwise provide replacement options for, all options outstanding under this Plan, with such adjustments to the number of shares covered by such option and the exercise price thereof as may be necessary to reflect the exchange ratio provided for in the merger or consolidation. Such substitute options shall otherwise be on terms and conditions substantially equivalent to those set forth in this Plan, shall be immediately exercisable and, except as to Eligible Directors who become directors of the acquiring or surviving corporation, shall terminate on the 180th day following the consummation of the merger or consolidation. Options held by Eligible Directors who become directors of the acquiring or surviving corporation shall be governed, mutatis mutandis, by the provisions of this Plan and the agreement evidencing the option surrendered in substitution.


     7. EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, TERMINATION AND EFFECTIVENESS

     Neither adoption of the Plan nor the grant of options to a director shall affect the Company's right to grant to such director options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

     The Committee may at any time terminate the Plan as to any further grants of options. The Committee may at any time or times amend the Plan for any purpose which may at the time by permitted by law.



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